                                                                    Exhibit 24.1

                            DIRECTORS AND OFFICERS OF
                         INTERNATIONAL STEEL GROUP INC.

                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of International Steel Group Inc., a Delaware corporation (the "Company") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett, and Brian D. Kurtz, and each of them, our true and lawful attorneys, with full power to each of them of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 relating to the registration of shares of the Company's Common Stock, par value $.01, issuable in connection with the 2002 Stock Option Plan of the Company, and any and all pre-effective and post-effective amendments and exhibits to said Registration Statement and other documents in connection therewith and to the file the same with the Securities and Exchange Commission, any state regulatory authority or stock exchange, granting unto said attorney or attorneys-in-fact and each of them full power and authority to do and perform each and every act and things necessary, desirable and appropriate and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto. This Power of Attorney may be executed in counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 12th day of January, 2004.



/s/ Wilbur L. Ross, Jr.                      /s/ Rodney B. Mott
--------------------------                   --------------------------
Wilbur L. Ross, Jr.                          Rodney B. Mott
Chairman of the Board of Directors           President, Chief Executive Officer
and Director                                 and Director (Principal Executive
                                             Officer)


/s/ Lonnie A. Arnett                         /s/ Leonard M. Anthony
--------------------------                   --------------------------
Lonnie A. Arnett                             Leonard M. Anthony
Vice President, Controller and               Chief Financial Officer
Chief Accounting Officer                     (Principal Financial Officer)
(Principal Accounting Officer)


/s/ John S. Brinzo                           /s/ William C. Bartholomay
--------------------------                   --------------------------
John S. Brinzo                               William C. Bartholomay
Director                                     Director